UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☒ Soliciting Material Pursuant to §240.14a-12

Penford Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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On Wednesday, October 15, 2014, Penford Corporation provided managers with the following document.

TALKING POINTS (FOR MANAGERS)

1.	Who is Ingredion and what is its business?

Ingredion is a leading global ingredients solutions provider with $6.3 billion in revenue specializing in nature-based sweeteners, starches and nutrition ingredients. With over 11,000 employees and with customers in more than 100 countries, Ingredion serves approximately 60 diverse sectors in food, beverage, brewing, pharmaceuticals and other industries.

2.	Why is Ingredion acquiring our Company?

The combination of our two leading specialty companies with complementary product portfolios creates a stronger organization with greater growth opportunities. This transaction is a recognition of our Company’s value as well as recognition of your efforts to build our specialty products portfolio.

3.	What are the next steps?

Our shareholders will vote on the transaction and we must meet various regulatory requirements. Once we have approval from our shareholders and we have met the regulatory requirements, we expect to close the transaction. The purchase is not final until the transaction is closed.

4.	When will the transaction close?

We cannot give a definitive date, but we expect the transaction to close in the next four months.

5.	What does this mean for employees?

Our business’ success is a direct result of the efforts of our employees. As part of a bigger organization, our employees should have more opportunities and the business will be able to tap greater resources to grow.

6.	What should I do now?

Please continue to focus on your job and serving our customers. Until the transaction closes, we will continue to operate as a separate company, and we are doing business as usual.

7.	What should I do if a reporter or shareholder contacts me?

Please refer all media calls or investor relations calls to Ellen Grinde, Director, Investor Relations and Communications, phone: 630-590-0707.

8.	What should I say to customers, vendors and suppliers?

The combination of two leading specialty companies with complementary product portfolios will allow us to offer our customers a broader portfolio of specialty products to address consumer and customer needs. It will offer greater opportunities for innovation in value-creating solutions and enhanced customer service and technical support in more geographic areas.

We are continuing with business as usual and we are focused on serving our customers. We anticipate a smooth transition. We value our customers’ business and will keep our business partners informed as the transaction proceeds.

9.	What should I do if I have additional questions?

We will be providing updates to you regarding the transaction. We recognize that there will be some amount of uncertainty as we proceed. Thanks for your patience during this transition.

We appreciate your excellent work and continued support of our business.

Important Additional Information about the Merger Transaction

Penford plans to file with the Securities and Exchange Commission (“SEC”) and mail to its shareholders a proxy statement in connection with the proposed merger transaction. This communication does not constitute a solicitation of any vote or approval. The proxy statement and other documents to be filed with the SEC related to the proposed merger transaction will contain important information about Penford, Ingredion Incorporated (“Ingredion”), the proposed merger transaction and related matters. WE URGE INVESTORS AND SECURITY HOLDERS TO CAREFULLY READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, WHEN AVAILABLE. Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Penford through the website maintained by the SEC at www.sec.gov or by contacting Penford Investor Relations at 1-800-204-PENX (7369) or 303-649-1900. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC on Penford’s website at www.penford.com (which website is not incorporated herein by reference).

Penford and its directors and officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of Penford’s shareholders in connection with the proposed merger transaction will be set forth in the proxy statement described above when it is filed with the SEC. Additional information regarding Penford’s executive officers and directors, including shareholdings, is included in Penford’s definitive proxy statement for 2013, which was filed with the SEC on December 20, 2013. You can obtain free copies of this document from Penford using the contact information above.

Forward-Looking Statements

Statements made in this communication and related statements that express Penford’s or our management’s intentions, hopes, indications, beliefs, expectations, or predictions of the future constitute forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. These statements include those regarding the closing of the merger transaction, the expected timing of the merger transaction, the anticipated benefits of the proposed merger transaction, including future financial and operating results, and the potential effects of the merger transaction, including if it does not close.

These statements are not guarantees of future performance or events and are subject to risks, uncertainties and assumptions that could cause actual results or events to vary materially from those indicated in this communication, including without limitation: the ability to obtain regulatory of the merger transaction on the proposed terms and schedule; the ability to obtain shareholder approval of the proposed merger transaction; the risk that the strategic and other objectives relating to the proposed merger transaction may not be achieved or that synergies will not be fully realized; disruptions to our business, including customer, employee and supplier relationships resulting from the proposed merger transaction; and the effect of the proposed merger transaction on pricing, spending, third-party relationships and revenues. These risks, as well as other risks associated with the proposed merger transaction, are more fully discussed in our reports filed with the SEC, including our annual report for the year ended August 31, 2013, and subsequent quarterly reports filed with the SEC, which risks and uncertainties are incorporated herein by reference. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except to the extent required by law, Penford disclaims any obligation to update any forward-looking statements after the distribution of this communication, whether as a result of new information, future events, changes in assumptions, or otherwise.